Exhibit 99.1

Coya Therapeutics Promotes Arun Swaminathan Ph.D. to Chief Executive Officer Effective November 1st, 2024

Dr. Howard Berman, the founder of Coya, will transition to Executive Chair of the Board effective November 1st, 2024

Dr. Arun Swaminathan is appointed to the Board of Directors effective immediately

HOUSTON, TX, August 19, 2024 — Coya Therapeutics, Inc. (NASDAQ: COYA) (“Coya” or the “Company”), a clinical-stage biotechnology company developing biologics intended to enhance regulatory T cell (Treg) function today announced that Arun Swaminathan Ph.D. has been promoted to the role of Chief Executive Officer effective November 1, 2024. He will succeed Dr. Howard Berman who will continue to serve in the capacity of Executive Chair.

As we look forward to and prepare for the release of Alzheimer’s data at the upcoming CTAD24 conference on October 29, 2024 in Madrid and continue to progress COYA 302 in ALS, the company will benefit from leveraging Dr. Swaminathan’s strategic, business development, operational, and deal making experience to guide Coya through its next phase in the company’s growth. Over the last 5 years across multiple companies, Dr. Swaminathan was instrumental in executing several company significant commercial transactions in excess of $6 billion, including Coya’s recent Dr. Reddy’s Laboratory licensing transaction of up to $700 million.

Coya also believes it will benefit from Dr. Swaminathan’s leadership in advancing COYA 302 in related programs such as Frontotemporal Dementia (FTD), Parkinson’s Disease (PD), and other immune mediated diseases.

Howard Berman, Ph.D., commented, “Coya has grown quickly to a clinical stage company and is poised, in partnership with Dr. Reddy’s Laboratories, to potentially bring these therapies to patients who desperately need them. We believe Arun has an incredible skillset to execute on each of these milestones. He has been a foundational member of this team, instrumental in consummating our up to $700 million licensing transaction with Dr. Reddy’s Laboratories. At this stage of our evolution, I can think of no one better skilled and dedicated to take us to the next level, to progress our assets forward in the clinic and execute new business deals, all of which we believe will create value for our shareholders.

Prior to joining Coya as our Chief Business Officer, a role he has served in since April 2023, Dr. Swaminathan executed significant commercial transactions at Alteogen Inc. and Actinium Pharmaceuticals. He also was the founder and CEO of Lynkogen, Inc., a company developing GLP-1 fusion proteins. He began his career in clinical pharmacology and development and commercial roles of increasing responsibility at Bristol Myers Squibb and Covance and obtained his Ph.D. in pharmaceutical sciences from the University of Pittsburgh.

Dr. Swaminathan added, “I’m excited and grateful for the confidence Howard and our board of directors have placed in me. I look forward to expanding our existing partnerships and continuing to leverage my long-standing relationships and knowledge of the industry on behalf of the company and its shareholders, building atop the strong foundation we’ve together created over the last year. It is my mandate to bring our assets to patients as quickly as possible.”

About Coya Therapeutics, Inc.

Headquartered in Houston, TX, Coya Therapeutics, Inc. (Nasdaq: COYA) is a clinical-stage biotechnology company developing proprietary treatments focused on the biology and potential therapeutic advantages of regulatory T cells (“Tregs”) to target systemic inflammation and neuroinflammation. Dysfunctional Tregs underlie numerous conditions, including neurodegenerative, metabolic, and autoimmune diseases, and this cellular dysfunction may lead to sustained inflammation and oxidative stress resulting in lack of homeostasis of the immune system.

Coya’s investigational product candidate pipeline leverages multiple therapeutic modalities aimed at restoring the anti-inflammatory and immunomodulatory functions of Tregs. Coya’s therapeutic platforms include Treg-enhancing biologics, Treg-derived exosomes, and autologous Treg cell therapy.

COYA 302 – the Company’s lead biologic investigational product or “Pipeline in a Product”– is a proprietary combination of COYA 301 (Coya’s proprietary LD IL-2) and CTLA4-Ig for subcutaneous administration with a unique dual mechanism of action that is now being developed for the treatment of Amyotrophic Lateral Sclerosis, Frontotemporal Dementia, Parkinson’s Disease, and Alzheimer’s Disease. Its multi-targeted approach enhances the number and anti-inflammatory function of Tregs and simultaneously lowers the expression of activated microglia and the secretion of pro-inflammatory mediators. This synergistic mechanism may lead to the re-establishment of immune balance and amelioration of inflammation in a sustained and durable manner that may not be achieved by either low-dose IL-2 or CTLA4-Ig alone.

For more information about Coya, please visit www.coyatherapeutics.com

Forward-Looking Statements

This press release contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, timing and success of our ongoing and planned clinical trials and related data, the timing of announcements, updates and results of our clinical trials and related data, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, competitive position, industry environment and potential market opportunities. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements.

Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to risks associated with the impact of COVID-19; the success, cost and timing of our product candidate development activities and ongoing and planned clinical trials; our plans to develop and commercialize targeted therapeutics; the progress of patient enrollment and dosing in our preclinical or clinical trials; the ability of our product candidates to achieve applicable endpoints in the clinical trials; the safety profile of our product candidates; the potential for data from our clinical trials to support a marketing application, as well as the timing of these events; our ability to obtain funding for our operations; development and commercialization of our product candidates; the timing of and our ability to obtain and maintain regulatory approvals; the rate and degree of market acceptance and clinical utility of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our commercialization, marketing and manufacturing capabilities and strategy; future agreements with third parties in connection with the commercialization of our product candidates; our expectations regarding our ability to obtain and maintain intellectual property protection; our dependence on third party manufacturers; the success of competing therapies or products that are or may become available; our ability to attract and retain key scientific or management personnel; our ability to identify additional product candidates with significant commercial potential consistent with our commercial objectives; ; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. We undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Investor Contact

David Snyder, CFO

david@coyatherapeutics.com

CORE IR

Bret Shapiro

brets@coreir.com

561-479-8566

Media Contacts

For Coya Therapeutics:

Kati Waldenburg

media@coyatherapeutics.com

212-655-0924